UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2025 (May 8, 2025)

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 West Peachtreee Street NW
Atlanta, Georgia
30308-1925		(855) 667-3655
(Address of principal executive offices, including zip code)		(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Norfolk Southern Corporation (the “Corporation”) held its 2025 Annual Meeting of Shareholders on May 8, 2025.

Proposal 1 – Election of Directors

Shareholders elected the following thirteen directors, each to serve for a one-year term, by the following count:

	Votes For	Withhold	Broker Non-Votes
Richard H. Anderson	170,264,499	2,998,549	27,436,370
William Clyburn, Jr.	169,973,277	3,289,802	27,436,338
Philip S. Davidson	171,670,469	1,592,577	27,436,371
Francesca A. DeBiase	168,120,576	5,142,473	27,436,368
Marcela E. Donadio	169,362,977	3,900,076	27,436,365
Sameh Fahmy	171,069,741	2,193,350	27,436,326
Mark R. George	171,317,566	1,945,522	27,436,329
Mary K. Heitkamp	170,267,443	2,995,602	27,436,372
John C. Huffard, Jr.	168,248,578	5,014,469	27,436,370
Christopher T. Jones	170,586,051	2,676,991	27,436,375
Gilbert H. Lamphere	170,764,604	2,498,480	27,436,333
Claude Mongeau	168,986,274	4,275,123	27,438,020
Lori J. Ryerkerk	171,562,177	1,700,867	27,436,373

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Shareholders ratified the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2025, by the following count:

Votes For	Votes Against	Abstentions
190,047,668	10,337,467	314,281

Proposal 3 – Advisory Resolution on Executive Compensation (“Say on Pay”)

Shareholders approved, on an advisory basis, the resolution on executive compensation, as disclosed in the proxy statement for the 2025 Annual Meeting of Shareholders, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
164,352,835	8,166,851	742,206	27,437,524

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Jeremy Ballard
Name:	Jeremy Ballard
Title:	Corporate Secretary
Date:	May 9, 2025